LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following information supplements the Summary Prospectus, Prospectus and Statement of Additional Information of each fund listed in Schedule A:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) will become a subadviser, and QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), will cease to be a subadviser, to each fund. The same portfolio managers will continue to serve each fund. QS Investors and QS LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. As of December 31, 2015, QS Investors had assets under management of approximately $23.7 billion, representing the combined assets of QS Investors, QS LMGAA and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”). QS LMGAA and QS Batterymarch will be combined with QS Investors as of April 1, 2016.

Legg Mason Partners Fund Advisor, LLC will remain each fund’s investment manager, and Western Asset Management Company will remain as a subadviser to each fund.

Effective April 1, 2016, the names of each of the funds listed in Schedule A will change as set forth below:

Current Name	New Name
Legg Mason Partners Equity Trust
QS Legg Mason Conservative Growth Fund	QS Conservative Growth Fund
QS Legg Mason Defensive Growth Fund	QS Defensive Growth Fund
QS Legg Mason Growth Fund	QS Growth Fund
QS Legg Mason Moderate Growth Fund	QS Moderate Growth Fund

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and Statement of Additional Information
Legg Mason Partners Equity Trust
QS Legg Mason Conservative Growth Fund	June 1, 2015
QS Legg Mason Defensive Growth Fund	June 1, 2015
QS Legg Mason Growth Fund	June 1, 2015
QS Legg Mason Moderate Growth Fund	June 1, 2015

Please retain this supplement for future reference.

QSIN231960